                                                                   EXHIBIT 99(b)










                              CLINICOM INCORPORATED
                                FIRST QUARTER 1995

PART I -- FINANCIAL INFORMATION

                             CLINICOM INCORPORATED
                            CONDENSED BALANCE SHEETS
                                     ASSETS

                                                                                    MARCH 31        DECEMBER 31
                                                                                      1995             1994
                                                                                 ---------------  ---------------
CURRENT ASSETS:
  Cash and cash equivalents....................................................  $     8,775,366  $     9,125,593
  Trade accounts receivable, net of allowance for doubtful accounts of $716,615
   for each period.............................................................       16,932,168       16,456,033
  Accrued revenue receivable...................................................        5,152,345        5,300,541
  Inventories..................................................................        2,471,743        2,246,107
  Prepaid expenses and other...................................................          837,360          593,401
                                                                                 ---------------  ---------------
    Total current assets.......................................................       34,168,982       33,721,675
                                                                                 ---------------  ---------------
PROPERTY AND EQUIPMENT, at cost:
  Furniture and equipment......................................................          621,039          588,757
  Leasehold improvements.......................................................          567,202          531,507
  Manufacturing equipment and tooling..........................................        1,236,874        1,171,961
  Research and development equipment and software..............................        2,900,653        2,804,215
                                                                                 ---------------  ---------------
                                                                                       5,325,768        5,096,440
Less -- Accumulated depreciation and amortization..............................       (2,820,276)      (2,591,867)
                                                                                 ---------------  ---------------
        Property and equipment, net............................................        2,505,492        2,504,573
                                                                                 ---------------  ---------------
SOFTWARE DEVELOPMENT COSTS, net................................................        1,332,143        1,127,541
PURCHASED SOFTWARE, net........................................................        2,033,032        2,153,401
OTHER ASSETS:
  Patent costs, net............................................................           24,877           26,250
  Deposits and other, net......................................................          126,759          134,259
                                                                                 ---------------  ---------------
    Total other assets.........................................................          151,636          160,509
                                                                                 ---------------  ---------------
Total assets...................................................................  $    40,191,285  $    39,667,699
                                                                                 ---------------  ---------------
                                                                                 ---------------  ---------------
                                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable.............................................................  $     2,167,316  $     3,546,625
  Accrued liabilities..........................................................        2,354,966        2,365,401
  Accrued compensation.........................................................          205,700          958,224
  Commissions payable..........................................................          173,582          735,157
  Warranty and rework reserve..................................................          458,859          458,859
  Deferred revenue.............................................................        3,305,049        1,788,797
                                                                                 ---------------  ---------------
    Total current liabilities..................................................        8,665,472        9,853,063
                                                                                 ---------------  ---------------
COMMITMENTS AND CONTINGENCIES..................................................        --               --
STOCKHOLDERS' EQUITY:
Preferred stock, $.001 par value, 5,000,000 shares authorized; none issued.....        --               --
Common stock, $.001 par value, 30,000,000 shares authorized; 8,644,641 and
 8,561,011 shares issued at March 31, 1995 and December 31, 1994,
 respectively..................................................................            8,645            8,561
Additional paid-in capital.....................................................       43,392,074       43,158,027
Accumulated deficit............................................................      (11,874,906)     (13,351,952)
                                                                                 ---------------  ---------------
    Total stockholders' equity.................................................       31,525,813       29,814,636
                                                                                 ---------------  ---------------
Total liabilities and stockholder's equity.....................................  $    40,191,285  $    39,667,699
                                                                                 ---------------  ---------------
                                                                                 ---------------  ---------------

  The accompanying notes to financial statements are an integral part of these balance sheets.

                             CLINICOM INCORPORATED
                       CONDENSED STATEMENTS OF OPERATIONS

                                                                                          FOR THE THREE MONTHS
                                                                                             ENDED MARCH 31
                                                                                      ----------------------------
                                                                                          1995           1994
                                                                                      -------------  -------------
SALES:
  Net system sales..................................................................  $   8,671,663  $   5,695,843
  Client support services...........................................................      1,191,508        718,281
                                                                                      -------------  -------------
    Total Sales.....................................................................      9,863,171      6,414,124
                                                                                      -------------  -------------
COSTS AND EXPENSES:
  Cost of sales and support services................................................      5,113,914      3,243,640
  Research and development..........................................................      1,110,747        732,588
  Selling and marketing.............................................................      1,339,532      1,081,504
  General and administrative........................................................        881,203        576,928
                                                                                      -------------  -------------
                                                                                          8,445,396      5,634,660
                                                                                      -------------  -------------
INCOME FROM OPERATIONS..............................................................      1,417,775        779,464
OTHER INCOME (EXPENSE):
  Interest income...................................................................        140,198        200,120
  Interest expense..................................................................       --             --
  Other.............................................................................         (3,187)         1,300
                                                                                      -------------  -------------
NET INCOME BEFORE INCOME TAXES......................................................      1,554,786        980,884
PROVISION FOR INCOME TAXES..........................................................        (77,740)       (70,000)
                                                                                      -------------  -------------
NET INCOME..........................................................................  $   1,477,046  $     910,884
                                                                                      -------------  -------------
                                                                                      -------------  -------------
INCOME PER COMMON SHARE:
  Primary...........................................................................  $        0.16  $        0.10
                                                                                      -------------  -------------
                                                                                      -------------  -------------
  Fully Diluted.....................................................................  $        0.16  $        0.10
                                                                                      -------------  -------------
                                                                                      -------------  -------------
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
  Primary...........................................................................      8,953,473      8,925,263
                                                                                      -------------  -------------
                                                                                      -------------  -------------
  Fully Diluted.....................................................................      9,046,458      8,927,130
                                                                                      -------------  -------------
                                                                                      -------------  -------------

            The accompanying notes to condensed financial statements
              are an integral part of these condensed statements.

                             CLINICOM INCORPORATED
                       CONDENSED STATEMENTS OF CASH FLOWS

                                                                                         FOR THE THREE MONTHS
                                                                                            ENDED MARCH 31
                                                                                    ------------------------------
                                                                                         1995            1994
                                                                                    --------------  --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income......................................................................  $    1,477,046  $      910,884
  Adjustments to reconcile net income to net cash used in operating activities --
    Depreciation and amortization.................................................         445,250         180,677
    Loss on disposition of assets.................................................           3,182        --
    Net change in inventory reserve...............................................        --                18,433
  Decrease (increase) in --
    Trade accounts receivable.....................................................        (476,135)     (1,112,335)
    Accrued revenue receivable....................................................         148,196      (1,716,736)
    Inventories...................................................................        (241,582)        716,140
    Prepaid expenses and other....................................................        (243,959)        267,013
    Deposits and other, net and noncurrent trade accounts receivable..............          (7,500)        888,138
  Increase (decrease) in --
    Accounts payable..............................................................      (1,379,309)        112,080
    Accrued liabilities, accrued compensation and commissions payable.............      (1,324,534)       (346,054)
    Deferred revenue..............................................................       1,516,252        (944,756)
    Warranty and rework reserve...................................................        --                96,613
                                                                                    --------------  --------------
      Net cash flows from operating activities....................................         (83,093)       (929,903)
                                                                                    --------------  --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment, net.........................................        (217,001)       (258,494)
  Patent costs....................................................................        --                  (900)
  Software development costs......................................................        (284,264)       (125,692)
                                                                                    --------------  --------------
      Net cash flows from investing activities....................................        (501,265)       (385,086)
                                                                                    --------------  --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Exercise of common stock options................................................         234,131       1,139,932
                                                                                    --------------  --------------
      Net cash flows from financing activities....................................         234,131       1,139,932
                                                                                    --------------  --------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS..............................        (350,227)       (175,057)
CASH AND CASH EQUIVALENTS, beginning of period....................................       9,125,593      15,373,156
                                                                                    --------------  --------------
CASH AND CASH EQUIVALENTS, end of period..........................................  $    8,775,366  $   15,198,099
                                                                                    --------------  --------------
                                                                                    --------------  --------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION AND NONCASH INVESTING AND
 FINANCING ACTIVITIES:
  Cash paid during period for interest............................................  $     --        $     --
                                                                                    --------------  --------------
                                                                                    --------------  --------------
  Inventory transferred to property and equipment.................................  $       15,946  $       29,582
                                                                                    --------------  --------------
                                                                                    --------------  --------------

            The accompanying notes to condensed financial statements
              are an integral part of these condensed statements.

                             CLINICOM INCORPORATED
                    NOTES TO CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 1995

NOTE 1:  PRESENTATION
    The accompanying financial information should be read in conjunction with the annual financial statements and notes thereto for the year ended December 31, 1994 included in the Company's 10-K. The financial information as of March 31, 1995 and for the three months ended March 31, 1995 and 1994 is unaudited; however, in the opinion of management, such information reflects all adjustments (consisting of normal recurring adjustments) which are necessary for the fair presentation of such information. The results of operations for the three months ended March 31, 1995 are not necessarily indicative of the results for the entire fiscal year.

NOTE 2:  INVENTORIES
    Inventories are stated at the lower of cost (first-in, first-out) or market, and consist of the following:

                                                                 MARCH 31      DECEMBER 31
                                                                   1995           1994
                                                               -------------  -------------
Finished goods...............................................  $   1,247,595  $   1,639,064
Raw materials and components.................................      1,224,148        607,043
                                                               -------------  -------------
                                                               $   2,471,743  $   2,246,107
                                                               -------------  -------------
                                                               -------------  -------------

NOTE 3:  EARNINGS PER SHARE
    Earnings per share calculations are based on the daily weighted average number of common and common stock equivalents outstanding during each period. The dilutive effect of common stock equivalents from stock options and warrants is based on the treasury stock method using the average market price for each period or, for fully diluted earnings per share, the closing stock price for each period if higher.

NOTE 4:  PUBLIC OFFERING
    On May 5, 1995, the Company filed Form S-3 with the Securities and Exchange Commission in anticipation of an offering of 2,000,000 shares of the Company s common stock. Of the total offering, 1,000,000 shares are being sold by certain existing shareholders and 1,000,000 shares are being sold by the Company. Up to 300,000 additional shares would also be available from existing shareholders to cover any over-allotments. The Company will not receive any of the proceeds from the sale of shares by the selling stockholders.

NOTE 5:  KSH SYSTEMS, INC. ACQUISITION
    On June 21, 1994, CliniCom Incorporated purchased substantially all of the assets of KSH Systems, Inc. The purchase price of $2,619,277 was allocated as follows: purchased software $2,407,367, other assets $120,000, trade accounts receivable $61,910 and property and equipment $30,000. The purchased software is being amortized over five years and other assets is being amortized over two years.

NOTE 6:  MAJOR CUSTOMERS
    The following customers accounted for more than 10% of total net sales for the three months ended March 31, 1995 and 1994:

                                                                  FOR THE THREE MONTHS
                                                                     ENDED MARCH 31
                                                                ------------------------
                                                                   1995         1994
                                                                -----------  -----------
A.............................................................       56.0%        17.7%
B.............................................................      --            26.4%
C.............................................................      --            25.0%